EXHIBIT 99.3

                              ANALOG DEVICES, INC.

           Standard Terms and Conditions Relating to Restricted Stock
                     Granted Under 2006 Stock Incentive Plan
                     ---------------------------------------


1. Restricted Stock Grant. Analog Devices, Inc., a Massachusetts corporation (the "Company"), hereby grants to the person named on the Confirmation of Restricted Stock Grant (the "Participant") to which these Standard Terms and Conditions are appended (the "Confirmation") that number of shares of common stock, $0.16 2/3 par value, of the Company ("Common Stock"), specified on the Confirmation (the "Shares") without the payment of any cash by the Participant. The Company shall issue to the Participant, subject to the terms and conditions set forth herein (these "Standard Terms" and, together with the Confirmation, this "Agreement") and in the Company's 2006 Stock Incentive Plan (the "Plan"), the Shares as of the date set forth on the Confirmation (the "Grant Date"). The Shares will be held in book entry by the Company's transfer agent in the name of the Participant for that number of Shares issued to the Participant. The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of these Standard Terms, the restrictions on transfer set forth in Section 3 of these Standard Terms and the right of the Company to retain Shares pursuant to Section 7 of these Standard Terms.

2.   Vesting.

     (a) Subject to the terms of the Plan and this Agreement, the Shares shall vest and become free from the forfeiture provisions in Section 2(b) hereof and become free from the transfer restrictions in Section 3 hereof in accordance with the schedule set forth in the Confirmation. For purposes of this Agreement, Shares that have not vested as of any particular time in accordance with this
Section 2(a), are referred to as "Unvested Shares."

     (b) In the event that the Participant's employment with the Company is terminated either by the Participant or by the Company for any reason or no reason (other than due to death or disability, each as provided below), then in each such case, all of the Unvested Shares as of the date of termination shall be forfeited immediately and automatically to the Company without any payment by the Company and the Participant shall have no further rights with respect to such Unvested Shares.

     (c) In the event that the Participant's employment with the Company is terminated by reason of the Participant's death, all Unvested Shares shall vest in full as of the date of his or her death.

     (d) In the event that the Participant's employment with the Company terminates due to disability (as determined by the Company), the Unvested Shares as of the date of his or her disability shall continue to vest in accordance with the original vesting schedule as if the Participant continued to be employed by the Company.

     (e) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.


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3.   Restrictions on Transfer; Restrictive Legends.

     (a) The Participant shall not sell, assign, transfer, pledge or otherwise encumber any Shares, either voluntarily or by operation of law, except by will or the laws of descent and distribution, until such Shares have vested.

     (b) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth herein or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions contained herein.

     (c) All Unvested Shares shall bear the following restriction, in addition to any other legends that may be required under federal or state securities laws:

         "The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Confirmation of Restricted Stock Grant, including the related Standard Terms and Conditions, between the corporation and the registered owner of these shares (or his predecessor in interest), and such document is available for inspection without charge at the office of the Secretary of the corporation."

4. Waiver of Cash Dividends. The Participant hereby irrevocably waives all rights and interests in and to any and all cash dividends declared by the Company with respect to any Shares that are Unvested Shares as of the record date applicable to such cash dividend and shall have no right to receive any such declared dividends even if and when such Unvested Shares vest.

5. Provisions of the Plan. The Shares, including the grant and issuance thereof, are subject to the provisions of the Plan. A copy of the Plan prospectus and brochure describing the principal features of the Plan is available on the Company's Intranet at www.analog.com/employee (from Signals home page, click Knowledge Centers, Employee Stock Programs. The related documents can be found in the right-hand column).

6. Consideration. The Shares granted hereby are in consideration of the Participant's entering into employment with the Company and/or his continued employment with the Company.

7.   Withholding Taxes; Section 83(b) Election.

     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions. The Participant hereby authorizes and instructs the Company to retain that number of fully vested whole Shares valued at their Fair Market Value on the date of the event creating such withholding obligation (which shall equal the closing price of the Common Stock on the New York Stock Exchange on such date or, if such date is not a trading date, on the next following trading date) as is sufficient in the opinion of the Company to

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satisfy such tax obligations. In the event the withholding tax obligation would result in a fractional number of shares to be withheld by the Company, such number of shares to be withheld shall be rounded up to the next nearest number of whole shares. The Participant shall have no further rights with respect to any Shares that are retained by the Company pursuant to this provision. Under no circumstances will the Company be required to issue any fractional shares. If, due to rounding of Shares, the value of the number of Shares retained by the Company pursuant to this provision is more than the amount required to be withheld, then the Company may pay such excess amount to the relevant tax authority as additional withholding with respect to the Participant.

     (b) Notwithstanding the provisions of Section 7(a) above, the Compensation Committee of the Board of Directors of the Company may, in its discretion, require that the Participant pay to the Company on or prior to the date of the event creating such withholding obligation an amount in cash adequate to satisfy the Company's withholding obligations described in Section 7(a) above instead of through the Company's retention of Shares in the manner provided in Section 7(a) above. Alternatively, the Compensation Committee of the Board of Directors of the Company may, in its discretion, elect to sell any such retained Shares for the account of the Participant in order to generate net proceeds that are sufficient to satisfy such tax withholding obligations and such proceeds shall be retained by the Company for such purposes. In the event of such election, the Participant hereby authorizes and instructs the Company, or its designee, to effect such sales for his account.

     (c) The Participant has reviewed with the Participant's own tax advisors the federal, state, local and other tax consequences of this investment and the transactions contemplated herein. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this investment or the transactions contemplated herein.

8.   Miscellaneous.

     (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by satisfaction of the performance conditions, if any, and continuing service as an employee at the will of the Company (not through the act of being hired or engaged or being granted the Shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or otherwise for the vesting period, for any period, or at all.

     (b) Severability. The invalidity or unenforceability of any of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

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     (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of these Standard Terms.

     (e) Notice. Each notice relating to this Agreement shall be in writing (which shall include electronic form) and delivered in person, electronically or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its offices at Analog Devices, Inc., One Technology Way, Norwood, Massachusetts, 02062, Attention: Chief Financial Officer. Each notice to the Participant shall be addressed to the Participant at the Participant's last known mailing or email address, as applicable, on the records of the Company.

     (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     (g) Entire Agreement. These Standard Terms, the related Confirmation and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of these documents.

     (h) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of laws.

     (i) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of these Standard Terms, including the related Confirmation, or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.

     (j) Participant's Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant's own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; and (iv) is fully aware of the legal and binding effect of this Agreement.

     (k) Delivery of Certificates. The Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 2.

     (l) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, any and all new, substituted or additional securities issued with respect to the Shares shall be subject to this Agreement in the same manner and to the same extent as the Shares, and the provisions of this Agreement shall be appropriately adjusted.

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                              ANALOG DEVICES, INC.

                     Confirmation of Restricted Stock Grant
                         Under 2006 Stock Incentive Plan
                         -------------------------------


Date of Grant:

Name of Participant:

Number of Shares:

Vesting Schedule:







The undersigned Participant hereby accepts and agrees to all of the terms and conditions set forth in this Confirmation of Restricted Stock Grant and the Standard Terms and Conditions Relating to Restricted Stock Granted Under the 2006 Stock Incentive Plan, appended hereto (the "Standard Terms").

The undersigned Participant specifically acknowledges the waiver of cash dividends with respect to the Unvested Shares set forth in Section 4 of the Standard Terms.

[NOTE: This confirmation may be converted into electronic format and accepted electronically by the Participant]



PARTICIPANT                                 ANALOG DEVICES, INC.


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(signature)                                 (signature)